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                                                                    EXHIBIT 99.2


                                RULE 438 CONSENT



        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Frontier Financial Corporation ("Frontier") and Frontier Bank in the Registration Statement on Form S-4 to be filed by Frontier with the Securities and Exchange Commission.



                                                 /S/
                                      -----------------------------------------
                                      Michael J. Clementz



                                               4-19-00
                                      -----------------------------------------
                                      Date Signed